                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07489

                      Oppenheimer International Growth Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: NOVEMBER 30

                      Date of reporting period: 02/28/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                        Shares         Value
                                                                                     -----------   --------------
COMMON STOCKS--97.4%
CONSUMER DISCRETIONARY--13.9%
AUTOMOBILES--0.9%
Bayerische Motoren Werke (BMW) AG                                                        460,161   $   37,528,655
Honda Motor Co. Ltd.                                                                     192,646        8,399,593
                                                                                                   --------------
                                                                                                       45,928,248
DIVERSIFIED CONSUMER SERVICES--1.1%
Benesse Holdings, Inc.                                                                   446,582       20,280,571
Dignity plc                                                                            1,710,717       19,091,706
MegaStudy Co. Ltd.                                                                       110,672       17,503,168
Zee Learn Ltd.(1)                                                                        938,095          479,491
                                                                                                   --------------
                                                                                                       57,354,936
HOTELS, RESTAURANTS & LEISURE--1.4%
Carnival Corp.                                                                           843,970       36,012,200
William Hill plc                                                                      11,898,630       37,099,802
                                                                                                   --------------
                                                                                                       73,112,002
HOUSEHOLD DURABLES--0.8%
SEB SA                                                                                   400,743       39,412,902
INTERNET & CATALOG RETAIL--0.8%
DeNA Co. Ltd                                                                           1,088,300       41,972,820
MEDIA--1.8%
Grupo Televisa SA, Sponsored GDR(1)                                                      956,900       22,601,978
SES, FDR                                                                               1,037,100       26,698,176
Vivendi SA                                                                               795,647       22,683,834
Zee Entertainment Enterprises Ltd.                                                     7,707,856       20,221,096
                                                                                                   --------------
                                                                                                       92,205,084
MULTILINE RETAIL--0.4%
Pinault-Printemps-Redoute SA                                                             133,010       20,190,296
SPECIALTY RETAIL--1.5%
Hennes & Mauritz AB, Cl. B                                                               303,166        9,908,324
Industria de Diseno Textil SA                                                            900,629       65,198,848
                                                                                                   --------------
                                                                                                       75,107,172
TEXTILES, APPAREL & LUXURY GOODS--5.2%
Burberry Group plc                                                                     4,283,046       83,482,982
Compagnie Financiere Richemont SA, Cl. A                                                 607,319       34,742,229
Luxottica Group SpA                                                                      952,887       29,599,380
LVMH Moet Hennessy Louis Vuitton SA                                                      399,100       62,922,164
Swatch Group AG (The), Cl. B                                                             118,145       50,292,054
                                                                                                   --------------
                                                                                                      261,038,809
CONSUMER STAPLES--9.5%
BEVERAGES--3.4%
C&C Group plc                                                                         12,993,156       63,382,561
Diageo plc                                                                             2,393,837       46,776,215
Heineken NV                                                                              304,922       15,720,318
Pernod-Ricard SA                                                                         525,902       48,485,514
                                                                                                   --------------
                                                                                                      174,364,608
FOOD & STAPLES RETAILING--1.5%
Shoppers Drug Mart Corp.                                                               1,136,014       48,174,337


                   1 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                        Shares          Value
                                                                                     -----------   --------------
FOOD & STAPLES RETAILING CONTINUED
Woolworths Ltd.                                                                          914,218   $   25,020,292
                                                                                                   --------------
                                                                                                       73,194,629
FOOD PRODUCTS--3.5%
Aryzta AG                                                                                909,515       42,485,148
Barry Callebaut AG                                                                        70,036       57,552,993
Nestle SA                                                                                502,557       28,451,726
Unilever plc                                                                           1,558,115       46,200,893
                                                                                                   --------------
                                                                                                      174,690,760
HOUSEHOLD PRODUCTS--0.7%
Reckitt Benckiser Group plc                                                              717,047       36,951,572
PERSONAL PRODUCTS--0.4%
L'Oreal SA                                                                               177,233       20,602,914
ENERGY--4.6%
ENERGY EQUIPMENT & SERVICES--1.9%
Saipem SpA                                                                               451,704       22,813,963
Schoeller-Bleckmann Oilfield Equipment AG                                                303,250       25,861,576
Technip SA                                                                               516,012       50,941,819
                                                                                                   --------------
                                                                                                       99,617,358
OIL, GAS & CONSUMABLE FUELS--2.7%
BG Group plc                                                                           3,728,387       90,703,436
Cairn Energy plc(1)                                                                    5,648,490       39,218,228
Tsakos Energy Navigation Ltd.                                                            550,660        5,407,481
                                                                                                   --------------
                                                                                                      135,329,145
FINANCIALS--8.7%
CAPITAL MARKETS--6.5%
3i Group plc                                                                           3,031,074       15,388,439
BinckBank NV                                                                           3,562,344       59,138,076
Collins Stewart plc                                                                   11,968,165       17,559,042
Credit Suisse Group AG                                                                   957,444       44,291,188
Deutsche Bank AG                                                                         957,193       61,295,699
ICAP plc                                                                              10,374,653       87,785,006
Swissquote Group Holding SA                                                              287,418       18,359,981
Tullett Prebon plc                                                                     4,182,987       27,683,032
                                                                                                   --------------
                                                                                                      331,500,463
COMMERCIAL BANKS--0.4%
ICICI Bank Ltd., Sponsored ADR                                                           494,780       21,453,661
INSURANCE--1.6%
AMP Ltd.                                                                               2,927,464       15,827,030
Prudential plc                                                                         3,269,829       37,820,388
QBE Insurance Group Ltd.                                                               1,350,302       25,060,172
                                                                                                   --------------
                                                                                                       78,707,590
THRIFTS & MORTGAGE FINANCE--0.2%
Housing Development Finance Corp. Ltd.                                                   763,074       10,607,007
HEALTH CARE--11.8%
BIOTECHNOLOGY--2.4%
CSL Ltd.                                                                               1,918,200       69,527,597
Grifols SA                                                                             3,288,065       53,541,201
Marshall Edwards, Inc.(1,2,3)                                                            384,029          656,690


                   2 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                        Shares         Value
                                                                                     -----------   --------------
BIOTECHNOLOGY CONTINUED
Marshall Edwards, Inc., Legend Shares(1,2,3)                                              55,000   $       94,050
                                                                                                   --------------
                                                                                                      123,819,538
HEALTH CARE EQUIPMENT & SUPPLIES--6.3%
DiaSorin SpA                                                                             791,631       35,656,495
Essilor International SA                                                                 509,916       36,414,530
Nobel Biocare Holding AG                                                                 750,679       14,430,230
Smith & Nephew plc                                                                     2,288,620       26,471,261
Sonova Holding AG                                                                        310,832       41,350,592
Straumann Holding AG                                                                     119,246       29,301,326
Synthes, Inc.                                                                            487,135       66,849,330
Terumo Corp.                                                                             569,980       31,263,463
William Demant Holding AS(1)                                                             420,060       35,646,402
                                                                                                   --------------
                                                                                                      317,383,629
HEALTH CARE PROVIDERS & SERVICES--1.3%
Sonic Healthcare Ltd.                                                                  5,481,394       63,362,330
HEALTH CARE TECHNOLOGY--0.0%
Ortivus AB, Cl. B(1,3)                                                                 1,659,273          979,803
LIFE SCIENCES TOOLS & SERVICES--0.3%
BTG plc(1)                                                                             4,032,055       14,145,032
Tyrian Diagnostics Ltd.(1,3)                                                         119,498,536          718,084
                                                                                                   --------------
                                                                                                       14,863,116
PHARMACEUTICALS--1.5%
Novogen Ltd.(1,3)                                                                      7,639,623        1,313,795
Oxagen Ltd.(1,2,3)                                                                       214,287           10,546
Roche Holding AG                                                                         420,719       63,440,676
Sanofi-Aventis SA                                                                        198,387       13,688,281
                                                                                                   --------------
                                                                                                       78,453,298
INDUSTRIALS--22.6%
AEROSPACE & DEFENSE--1.9%
Embraer SA                                                                             5,265,446       44,179,364
European Aeronautic Defense & Space Co.(1)                                             1,806,433       52,249,104
                                                                                                   --------------
                                                                                                       96,428,468
AIR FREIGHT & LOGISTICS--0.1%
Toll Holdings Ltd.                                                                     1,083,687        6,642,489
COMMERCIAL SERVICES & SUPPLIES--3.1%
Aggreko plc                                                                            3,475,040       81,743,715
De La Rue plc                                                                          1,679,575       19,658,842
Prosegur Compania de Seguridad SA                                                        935,386       52,767,615
                                                                                                   --------------
                                                                                                      154,170,172
CONSTRUCTION & ENGINEERING--3.1%
Koninklijke Boskalis Westminster NV                                                      822,142       42,754,425
Leighton Holdings Ltd.                                                                   516,890       16,338,312
Maire Tecnimont SpA                                                                    7,805,715       31,991,518
Outotec OYJ                                                                              484,312       27,201,030
Trevi Finanziaria SpA                                                                  2,995,648       39,395,752
                                                                                                   --------------
                                                                                                      157,681,037


                   3 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                        Shares          Value
                                                                                     -----------   --------------
ELECTRICAL EQUIPMENT--3.8%
ABB Ltd.                                                                               3,115,519   $   76,186,193
Ceres Power Holdings plc(1,3)                                                          8,207,044       10,706,754
Nidec Corp.                                                                            1,149,085      106,754,428
                                                                                                   --------------
                                                                                                      193,647,375
INDUSTRIAL CONGLOMERATES--1.6%
Koninklijke Philips Electronics NV                                                     1,017,577       33,223,680
Siemens AG                                                                               366,293       49,308,479
                                                                                                   --------------
                                                                                                       82,532,159
MACHINERY--3.3%
Aalberts Industries NV                                                                 4,574,643       97,532,959
Atlas Copco AB, Cl. A                                                                  1,080,270       27,136,377
Demag Cranes AG(1)                                                                       289,728       13,833,506
Vallourec SA                                                                             294,786       30,537,887
                                                                                                   --------------
                                                                                                      169,040,729
PROFESSIONAL SERVICES--3.0%
Capita Group plc                                                                       8,284,304       97,705,604
Experian plc                                                                           4,189,480       53,122,775
                                                                                                   --------------
                                                                                                      150,828,379
TRADING COMPANIES & DISTRIBUTORS--2.7%
Brenntag AG(1)                                                                           369,160       38,293,486
Bunzl plc                                                                              6,369,831       78,698,696
Wolseley plc(1)                                                                          569,340       19,815,927
                                                                                                   --------------
                                                                                                      136,808,109
INFORMATION TECHNOLOGY--18.5%
COMMUNICATIONS EQUIPMENT--2.4%
Telefonaktiebolaget LM Ericsson, B Shares                                              9,495,330      122,184,760
COMPUTERS & PERIPHERALS--0.9%
Gemalto NV                                                                               878,590       43,677,317
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
Hoya Corp.                                                                             1,679,510       40,196,417
Ibiden Co. Ltd.                                                                          531,283       18,376,569
Keyence Corp.                                                                            177,901       48,522,521
Nippon Electric Glass Co. Ltd.                                                         1,555,475       26,014,471
Omron Corp.                                                                              693,718       19,301,062
Phoenix Mecano AG(3)                                                                      54,212       41,894,539
                                                                                                   --------------
                                                                                                      194,305,579
INTERNET SOFTWARE & SERVICES--2.3%
eAccess Ltd.                                                                              33,220       21,018,284
Telecity Group plc(1)                                                                  3,116,865       24,133,739
United Internet AG                                                                     1,532,323       26,474,048
Yahoo! Japan Corp.                                                                       113,328       42,599,303
                                                                                                   --------------
                                                                                                      114,225,374
IT SERVICES--0.4%
Infosys Technologies Ltd.                                                                342,735       22,693,274
OFFICE ELECTRONICS--1.0%
Canon, Inc.                                                                            1,007,360       48,720,553


                   4 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                        Shares         Value
                                                                                     -----------   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
ARM Holdings plc                                                                       4,629,100   $   46,596,865
SOFTWARE--6.8%
Autonomy Corp. plc(1)                                                                  5,293,589      141,388,411
Aveva Group plc                                                                          872,616       22,611,924
Compugroup Medical AG                                                                    822,836       12,944,457
Nintendo Co. Ltd.                                                                         42,419       12,429,356
Sage Group plc (The)                                                                   3,946,680       18,240,419
SAP AG                                                                                   937,563       56,435,429
Temenos Group AG(1)                                                                    2,178,570       82,654,819
                                                                                                   --------------
                                                                                                      346,704,815

MATERIALS--6.4%

CHEMICALS--1.7%
Filtrona plc(3)                                                                       11,287,729       55,049,561
Sika AG                                                                                   14,465       30,981,972
                                                                                                   --------------
                                                                                                       86,031,533

CONSTRUCTION MATERIALS--0.7%
James Hardie Industries SE, CDI(1)                                                     5,164,000       35,049,589
METALS & MINING--4.0%
Cia Vale do Rio Doce, Preference A                                                     2,584,700       76,742,505
Impala Platinum Holdings Ltd.                                                          1,954,572       57,689,701
Rio Tinto plc, Sponsored ADR                                                             972,540       69,128,143
                                                                                                   --------------
                                                                                                      203,560,349

TELECOMMUNICATION SERVICES--1.4%

DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
BT Group plc                                                                          23,175,459       69,081,849
                                                                                                   --------------
Total Common Stocks (Cost $3,633,741,946)                                                           4,942,814,464
PREFERRED STOCKS--0.3%
Ceres, Inc.:
Cv., Series C(1,2,3)                                                                     600,000        1,200,000
Cv., Series C-1(1,2,3)                                                                    64,547          129,094
Cv., Series D(1,2,3)                                                                     459,800          919,600
Cv., Series F(1,2,3)                                                                   1,900,000       12,350,000
                                                                                                   --------------
Total Preferred Stocks (Cost $17,766,988)                                                              14,598,694

                                                                                        Units
                                                                                     -----------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15(1,2,3)                                 380,000               --
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12(1,2,3)        55,000            1,991
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13(1)(,3)             11,949,853           36,500
                                                                                                   --------------
Total Rights, Warrants and Certificates (Cost $0)                                                          38,491


                   5 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                        Shares         Value
                                                                                     -----------   --------------
INVESTMENT COMPANIES--2.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%(4,5)               8,512,636   $    8,512,636
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%(3,5)                        99,037,189       99,037,189
                                                                                                   --------------
Total Investment Companies (Cost $107,549,825)                                                        107,549,825
Total Investments, at Value (Cost $3,759,058,759)                                           99.8%   5,065,001,474
Other Assets Net of Liabilities                                                              0.2        9,678,875
                                                                                     -----------   --------------
Net Assets                                                                                100.0%  $5,074,680,349
                                                                                     ===========   ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Restricted security. The aggregate value of restricted securities as of February 28, 2011 was $15,361,971, which represents 0.30% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows: SECURITY

                                                                                                   UNREALIZED
                                                      ACQUISITION                                 APPRECIATION
SECURITY                                                  DATE           COST         VALUE      (DEPRECIATION)
--------                                            --------------   -----------   -----------   --------------
Ceres, Inc., Cv., Series C                                  1/6/99   $ 2,400,000   $ 1,200,000    $ (1,200,000)
Ceres, Inc., Cv., Series C-1                        2/6/01-3/21/06       258,188       129,094        (129,094)
Ceres, Inc., Cv., Series D                          3/15/01-3/9/06     2,758,800       919,600      (1,839,200)
Ceres, Inc., Cv., Series F                                  9/5/07    12,350,000    12,350,000              --
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15           9/5/07            --            --              --
Marshall Edwards, Inc.                              5/6/02-9/26/08    12,250,362       656,690     (11,593,672)
Marshall Edwards, Inc., Legend Shares                7/7/06-8/3/07     1,614,333        94,050      (1,520,283)
Marshall Edwards, Inc., Legend Shares Wts.,
   Strike Price $3.60, Exp. 8/6/12                          8/3/07            --         1,991           1,991
Oxagen Ltd.                                               12/20/00     2,210,700        10,546      (2,200,154)
                                                                     -----------   -----------    ------------
                                                                     $33,842,383   $15,361,971    $(18,480,412)
                                                                     ===========   ===========    ============

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                               SHARES/UNITS        GROSS          GROSS          SHARES/UNITS
                                                            NOVEMBER 30, 2010    ADDITIONS      REDUCTIONS    FEBRUARY 28, 2011
                                                            -----------------   -----------    -----------    -----------------
Ceres, Inc., Cv., Series C                                         600,000               --             --           600,000
Ceres, Inc., Cv., Series C-1                                        64,547               --             --            64,547
Ceres, Inc., Cv., Series D                                         459,800               --             --           459,800
Ceres, Inc., Cv., Series F                                       1,900,000               --             --         1,900,000
Ceres, Inc.Wts., Strike Price $6.50, Exp. 9/6/15                   380,000               --             --           380,000
Ceres Power Holdings plc                                         8,207,044               --             --         8,207,044
Filtrona plc                                                    11,287,729               --             --        11,287,729
Marshall Edwards, Inc.                                             282,486          101,543(a)          --           384,029
Marshall Edwards, Inc., Legend Shares                              156,543               --        101,543(a)         55,000
Marshall Edwards, Inc., Legend Shares Wts.,
   Strike Price $3.60, Exp. 8/6/12                                  55,000               --             --            55,000
Novogen Ltd.                                                     7,639,623               --             --         7,639,623


                   6 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Oppenheimer Institutional Money Market Fund, Cl. E              81,387,509      158,492,162    140,842,482        99,037,189
Ortivus AB, Cl. B                                                1,659,273               --             --         1,659,273
Oxagen Ltd.                                                        214,287               --             --           214,287
Phoenix Mecano AG                                                   54,212               --             --            54,212
Tyrian Diagnostics Ltd.                                         59,749,268       59,749,268(a)          --       119,498,536
Tyrian Diagnostics Ltd. Rts., Strike Price 0.008AUD, Exp.
   12/13/10                                                     59,749,268               --     59,749,268(a)             --
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp.
   12/20/13                                                             --       11,949,853(a)          --        11,949,853
Tyrian Diagnostics Ltd. Rts., Strike Price 0.03AUD,
   Exp. 12/31/10                                                 7,468,659               --      7,468,659(a)             --

                                                                         VALUE       INCOME
                                                                     ------------   -------
Ceres, Inc., Cv., Series C                                           $  1,200,000   $    --
Ceres, Inc., Cv., Series C-1                                              129,094        --
Ceres, Inc., Cv., Series D                                                919,600        --
Ceres, Inc., Cv., Series F                                             12,350,000        --
Ceres, Inc.Wts., Strike Price $6.50, Exp. 9/6/15                               --        --
Ceres Power Holdings plc                                               10,706,754
Filtrona plc                                                           55,049,561        --
Marshall Edwards, Inc.                                                    656,690        --
Marshall Edwards, Inc., Legend Shares                                      94,050        --
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60,
   Exp. 8/6/12                                                              1,991        --
Novogen Ltd.                                                            1,313,795        --
Oppenheimer Institutional Money Market Fund, Cl. E                     99,037,189    68,319
Ortivus AB, Cl. B                                                         979,803        --
Oxagen Ltd.                                                                10,546        --
Phoenix Mecano AG                                                      41,894,539        --
Tyrian Diagnostics Ltd.                                                   718,084        --
Tyrian Diagnostics Ltd. Rts., Strike Price 0.008AUD, Exp. 12/13/10             --        --
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13         36,500        --
Tyrian Diagnostics Ltd. Rts., Strike Price 0.03AUD, Exp. 12/31/10              --        --
                                                                     ------------   -------
                                                                     $225,098,196   $68,319
                                                                     ============   =======

(a.) All or a portion is the result of a corporate action.

(4.) Interest rate is less than 0.0005%.

(5.) Rate shown is the 7-day yield as of February 28, 2011.


                   7 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of February 28, 2011 based on valuation input level:

                                                                           LEVEL 3--
                                       LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                      UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                     QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                                    --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary           $  697,443,185      $  8,879,084      $        --   $  706,322,269
   Consumer Staples                    454,784,191        25,020,292               --      479,804,483
   Energy                              234,946,503                --               --      234,946,503
   Financials                          401,381,519        40,887,202               --      442,268,721
   Health Care                         432,571,849       166,279,319           10,546      598,861,714
   Industrials                       1,124,798,116        22,980,801               --    1,147,778,917
   Information Technology              670,361,795       268,746,742               --      939,108,537
   Materials                           289,591,882        35,049,589               --      324,641,471
   Telecommunication Services                   --        69,081,849               --       69,081,849
Preferred Stocks                                --                --       14,598,694       14,598,694
Rights, Warrants and Certificates               --            38,491               --           38,491
Investment Companies                   107,549,825                --               --      107,549,825
                                    --------------      ------------      -----------   --------------
Total Assets                        $4,413,428,865      $636,963,369      $14,609,240   $5,065,001,474
                                    --------------      ------------      -----------   --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.


                    8 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                 TRANSFERS      TRANSFERS       TRANSFERS      TRANSFERS
                                   INTO           OUT OF          INTO          OUT OF
                                 LEVEL 1(a)     LEVEL 1(a)     LEVEL 2(a)     LEVEL 2(b)
                                -----------   -------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Staples             $        --   $ (23,484,178)  $ 23,484,178   $         --
   Financials                            --     (35,952,532)    35,952,532             --
   Health Care                           --    (156,522,436)   156,522,436             --
   Industrials                           --     (22,046,290)    22,046,290             --
   Information Technology        71,791,449    (204,596,548)   204,596,548    (71,791,449)
   Telecommunication Services            --     (61,282,131)    61,282,131             --
                                -----------   -------------   ------------   ------------
Total Assets                    $71,791,449   $(503,884,115)  $503,884,115   $(71,791,449)
                                ===========   =============   ============   ============

(a.) Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

(b.) Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings            Value        Percent
-------------------        --------------   -------
United Kingdom             $1,311,819,886     25.9%
Switzerland                   723,264,996     14.3
Japan                         485,849,411      9.6
France                        468,504,738      9.3
Germany                       296,113,759      5.8
Australia                     292,974,744      5.8
The Netherlands               248,369,458      4.9
Spain                         171,507,664      3.4
Sweden                        160,209,264      3.2
Italy                         159,457,108      3.2
United States                 158,913,450      3.1
Brazil                        120,921,869      2.4
Ireland                        98,432,150      1.9
India                          75,454,529      1.5
South Africa                   57,689,701      1.1
Jersey, Channel Islands        53,122,775      1.1
Canada                         48,174,337      1.0
Denmark                        35,646,402      0.7
Finland                        27,201,030      0.5
Austria                        25,861,576      0.5
Mexico                         22,601,978      0.4
Korea, Republic of South       17,503,168      0.3
Bermuda                         5,407,481      0.1
                           --------------   -------
Total                      $5,065,001,474    100.0%
                           ==============   =======


                    9 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                   10 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.


                   11 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended February 28, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $5,746,668 and $1,535,855 respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of February 28, 2011, the Fund had no outstanding forward contracts.

RESTRICTED SECURITIES

As of February 28, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are


                   12 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $3,802,252,490
                                 ==============
Gross unrealized appreciation    $1,356,464,814
Gross unrealized depreciation       (93,715,830)
                                 --------------
Net unrealized appreciation      $1,262,748,984
                                 ==============


                   13 | Oppenheimer International Growth Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 04/11/2011